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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - August 4, 2003
                        (Date of Earliest Event Reported)


                       UNIVERSAL AMERICAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New York                   No. 0-11321                   11-2580136
------------------------         ---------------              ----------------
(State of Incorporation)         Commission File              (I.R.S. Employer
                                                             Identification No.)

Six International Drive, Suite 190,
      Rye Brook, New York                                     10573
     ---------------------                                  --------
     (Address of principal                                  Zip Code
      executive offices)


       Registrant's telephone number, including area code: (914) 934-5200

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        The following exhibits are filed with this Report:

 Exhibit No.                                  Description
 -----------                                  -----------

Exhibit 99.1 Earnings Release issued by Universal American Financial Corp. on August 4, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On August 4, 2003, Universal American Financial Corp. (the "Company") issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference. The press release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Quarterly Report on Form 10-Q.

           On August 4, 2003, the Company made available on its website supplemental financial data in connection with its quarterly earnings release at www.uhco.com (Under the heading Investor Relations; Financial Reports).

           The Company reported on its earnings conference call earlier today that it expects earnings per share in the range of $0.73-0.75 for the fiscal year ended December 31, 2003 and earnings per share in the range of $0.84-0.88 for the fiscal year ended December 31, 2004. A webcast replay of the earnings conference call is available on the Company's website at www.uhco.com (under the heading Investor Relations).

           NOTE: This current report may contain certain statements that the Company believes are, or may be considered to be, forward-looking statements. The earnings per share estimates described in this Current Report reflect management's current estimates based on available information and actual results may differ from these estimates. Important factors that may cause actual results of the Company to differ materially from the forward-looking statements in this release are set forth in the Form 10-Ks filed with the SEC by the Company.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNIVERSAL AMERICAN FINANCIAL CORP.

                                        By: /s/ Richard A. Barasch
                                            -----------------------------------
                                            Name: Richard A. Barasch
                                            Title: President and
                                                   Chief Executive Officer


Date: August 6, 2003











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                                  EXHIBIT INDEX


 EXHIBIT NO.                                 DESCRIPTION
 -----------                                 -----------

Exhibit 99.1 Press Release of Universal American Financial Corp. dated August 4, 2003.






















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